AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT, dated as of October 21, 2004 (this "Amendment"), is by and among Ralcorp Holdings, Inc., a Missouri corporation, as Master Servicer (the "Master Servicer"), Ralcorp Receivables Corporation, a Nevada corporation ("Seller"), Falcon Asset Securitization Corporation, a Delaware corporation ("Conduit") and Bank One, NA (Main Office Chicago), individually ("Bank One") and as agent (in such capacity, the "Agent"), and pertains to the Receivables Purchase Agreement dated as of September 25, 2001 by and among the parties hereto, as heretofore amended (the "Existing Agreement"). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

PRELIMINARY STATEMENT

The parties wish to amend the Existing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                        Amendments.

1.1.    Each of the following definitions in the Existing Agreement is hereby amended and restated in its entirety to read, respectively, as follows:

"Concentration Limit" means, at any time, for any Obligor, 3.33% of the aggregate Outstanding Balance of all Eligible Receivables, or such higher or lower amount (a "Special Concentration Limit") for such Obligor designated by the Agent; provided that in the case of an Obligor and any Affiliate of such Obligor (other than Royal Ahold and its Affiliates), the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit. As of the date hereof, until notice from the Agent to the contrary in accordance with the preceding sentence, the following Special Concentration Limits shall be in effect:

Obligor	Percentage of Eligible Receivables
Albertsons and its Affiliates	5.00%
C&S Wholesale and Affiliates	4.25%
CVS and Affiliates	7.50%
Kmart and Affiliates	2.50%
Kroger and Affiliates	5.00%
Sav-A-Lot / Supervalu and Affiliates	5.00%
Walgreens and Affiliates	7.50%
Wal-Mart and Affiliates	14.00%

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"Dilution Reserve" means, on any date of determination, an amount equal to the product of (a) the greater of (i) 7.5% or (ii) the Dilution Percentage multiplied by (b) the Net Receivables Balance.

"Eligible Receivable" means, at any time, a Receivable:

(i)  the Obligor of which (a) if a natural person, is a resident of the United States or Canada or, if a corporation or other business organization, is organized under the laws of the United States or Canada or any political subdivision of either of the foregoing and has its chief executive office in the United States or Canada; (b) is not an Affiliate of any of the parties hereto; and (c) is not a Designated Obligor,

(ii)  the Obligor of which is not the Obligor of any Charged-Off Receivable,

(iii)  the Obligor of which is not a Top 20 Obligor of Receivables of which more than 25% are Delinquent Receivables,

(iv)  which is not a Charged-Off Receivable, a Defaulted Receivable or a Delinquent Receivable,

(v)  which by its terms is due and payable within 31 days (or, in the case of food service Receivables and beverage Receivables, 45 days) of the original billing date therefor and has not had its payment terms extended,

(vi)  which is an "account" within the meaning of Article 9 of the UCC of all applicable jurisdictions,

(vii)  which is denominated and payable only in United States dollars in the United States,

(viii)  which arises under a Contract in substantially the form of one of the form contracts set forth or described on Exhibit IX hereto or otherwise approved by the Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the duly authorized, legally valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms,

(ix)  which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,

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(x)  which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by Originator,

(xi)  which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto,

(xii)  which satisfies all applicable requirements of the Credit and Collection Policy,

(xiii)  which was generated in the ordinary course of an Originator’s business,

(xiv)  which is a Government Receivable to the extent the total amount of Government Receivables included as Eligible Receivables in any month is no greater than 2% of all Receivables for a month,

(xv)  which arises solely from the sale of goods or the provision of services to the related Obligor by an Originator, and not by any other Person (in whole or in part),

(xvi)  which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other Adverse Claim, and the Obligor thereon holds no right as against Originator to cause Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or defective goods returned in accordance with the terms of the Contract),

(xvii)  as to which Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor,

(xviii)  which is not proceeds of inventory which was pledged by the applicable Originator, and

(xix)  all right, title and interest to and in which has been validly transferred by Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim.

"Facility Termination Date" means the earlier of (i) the Liquidity Termination Date and (ii) the Amortization Date.

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"Funding Agreement" means any agreement or instrument executed by any Funding Source with or for the benefit of Conduit, including, without limitation, that certain Asset Purchase Agreement dated as of October 21, 2004 by and between Conduit and Bank One, NA, individually and as Agent, as the same may be amended, restated or otherwise modified from time to time.

"Liquidity Termination Date" means October 20, 2005.

"Pro Rata Share" means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to the application of the terms of the applicable Funding Agreement.

1.2.    The first sentence of Section 12.2 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each, a "Participant") participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions or any other interest of such Financial Institution under any Funding Agreement.

1.3.    Article XIII of the Existing Agreement is hereby deleted in its entirety and replaced with "[Intentionally deleted]" and all references in the Existing Agreement to "Article XIII" are hereby replaced with "Funding Agreement."

1.4.    Each of the following definitions in the Existing Agreement is hereby deleted in its entirety:

"Acquisition Amount"
"Adjusted Liquidity Price"
"Conduit Residual"
"Conduit Transfer Price"
"Conduit Transfer Price Deficit"
"Conduit Transfer Price Reduction"
"Defaulting Financial Institution"
"Non-Defaulting Financial Institution"
"Non-Renewing Financial Institution"
"Reduction Percentage"

2.    Representations.  In order to induce the Agent and the Purchasers to agree to this Amendment, each Seller Party hereby makes as of the date hereof each of the representations and warranties contained in Section 5.1 of the Existing Agreement.

3.    Condition Precedent.  This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts hereof duly executed by each of the parties hereto.

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4.    Miscellaneous.

4.1.                 CHOICE OF LAW.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

4.2.                 Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns (including any trustee in bankruptcy and the Agent).

4.3.                Counterparts; Severability.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date hereof.

RALCORP HOLDINGS, INC., as Master Servicer

By:           /s/ Scott Monette
Name:          Scott Monette
Title:  Corporate Vice President and Treasurer

RALCORP RECEIVABLES CORPORATION

By:         /s/ Scott Monette
Name:      Scott Monette
Title:         President

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BANK ONE, NA (MAIN OFFICE CHICAGO), individually and as Agent

By:      /s/ Ronald J. Atkins
            Director, Capital Markets

FALCON ASSET SECURITIZATION CORPORATION

By:      /s/ Ronald J. Atkins
              Authorized Signatory

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